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                    AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT


         This Amendment No. 1 (the "AMENDMENT"), made and entered into this 12th day of December 1995, is by and among AMRE, Inc., a Delaware corporation ("AMRE"), and the undersigned stockholders of Facelifters Home Systems, Inc., a New York corporation (the "COMPANY") (each such stockholder a "STOCKHOLDER"), and amends that certain Stockholder Agreement, made and entered into the 31st day of October 1995, by and among AMRE and the Stockholders (the "STOCKHOLDER AGREEMENT"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Stockholder Agreement.


                             PRELIMINARY STATEMENTS

         AMRE and the Stockholders desire to amend the Stockholder Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                             STATEMENT OF AMENDMENT

         1. Amendatory Provision. Section 13 to the Stockholder Agreement is hereby deleted in its entirety and the section headings subsequent to such former Section 13 are hereby renumbered to reflect such deletion.

         2. Existing Agreement. Except as expressly amended hereby, all of the terms, covenants and conditions of the Stockholder Agreement (i) are ratified and confirmed, (ii) shall remain unamended and not waived and (iii) shall continue in full force and effect.

         3. Governing Law. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

         4. Counterparts. This Amendment may be executed in one or more counterparts.

         5. Enforceability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Amendment or the Stockholder Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Amendment and the Stockholder Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.
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         IN WITNESS WHEREOF, AMRE has caused this Amendment to be executed by its duly authorized officer and the Stockholder has executed this Amendment as of the date and year first above written.


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
                                                    AMRE, INC.



                                                    By:   /s/ Robert M. Swartz
                                                         --------------------------------------
                                                    Name:  Robert M. Swartz
                                                           ------------------------------------
                                                    Title:   Pres. & C.E.O.
                                                            -----------------------------------


STOCKHOLDERS                                        NUMBER OF SHARES


         Mark Honigsfeld                            478,714 plus 122,500 option shares
-----------------------------------------           -------------------------------------------
           Printed Name

 /s/ Mark Honigsfeld
-----------------------------------------
            Signature

 800 Snediker Ave.
-----------------------------------------
             Address
 Brooklyn, NY  11207
-----------------------------------------

           Murray Gross                             137,625 plus 235,000 option shares
-----------------------------------------           -------------------------------------------
           Printed Name

 /s/ Murray Gross
-----------------------------------------
            Signature

 121 NW 53rd St. Suite 450
-----------------------------------------
             Address
 Boca Raton, FL  33496
-----------------------------------------

        Deedee Honigsfeld                           158,606 plus 0 option shares
-----------------------------------------           -------------------------------------------
           Printed Name

 /s/ Deedee Honigsfeld
-----------------------------------------
            Signature

 800 Snediker Ave.
-----------------------------------------
             Address
 Brooklyn, NY  11207
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